Financial Assets and Financial Liabilities	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Financial Assets and Financial Liabilities

12 Financial Assets and Financial Liabilities

12.1 Capital Risk Management

Our capital management objectives are designed primarily to finance our growth strategy.

Our controlling committee reviews the total amount of cash on a regular basis. As part of this review, the committee considers the total cash and cash equivalents, the cash outflow, currency translation differences and refinancing activities. We monitor cash using a burn rate. The cash burn rate is defined as the average monthly net cash flow from operating and investing activities during a financial year.

(in millions)	December 31, 2021	December 31, 2020
Cash and cash equivalents at banks and on hand	€1,692.7	€1,210.2
Total	€1,692.7	€1,210.2

When analyzing our liquidity, we anticipate certain significant balance sheet items that are expected to improve our cash and cash equivalents balance subsequent to the end of the reporting period. Please refer to Note 12.2 for details on cash deposits which were returned to cash and cash equivalents and Note 6.2 explains the settlement payments received under our COVID-19 collaboration with Pfizer.

In general, the aim is to maximize the financial resources available for further research and development projects.

As of December 1, 2021, an investment and asset management policy became effective which confirmed our previous objectives, policies and processes for managing cash which requires that our investment portfolio shall be maintained in a manner that minimizes risk of the invested capital. These risks include mainly credit risk and concentration risk. The portfolio must provide liquidity in a timely manner to accommodate operational and capital needs. The portfolio is managed efficiently by the Treasury department.

We are not subject to externally imposed capital requirements. Our capital management objectives were achieved in the reporting year.

12.2 Categories of Financial Instruments

Financial Assets: Financial Assets at Amortized Cost and at Fair Value through Profit or Loss

Set out below, is an overview of financial assets at amortized cost and at fair value through profit or loss, other than cash and cash equivalents, held by the Group as of the dates indicated:

Financial assets
(in millions)	December 31, 2021	December 31, 2020
Derivatives not designated as hedging instrument
Foreign exchange forward contracts	€5.7	€—
Equity instruments designated at fair value through OCI
InstaDeep Ltd.	19.5	—
Financial assets at amortized cost
Trade and other receivables	12,381.7	165.5
Cash deposit with an original term of six months	375.2	—
Other financial assets	2.5	137.2
Total	€12,784.6	€302.7
Total current	12,763.3	302.7
Total non-current	21.3	—

Equity Instruments Designated at Fair Value through OCI

In December 2021, we acquired 5.3% of the shares (fully diluted as of closing) of InstaDeep Ltd., a provider of artificial intelligence-powered decision-making systems headquartered in London, United Kingdom. The equity investment complements the already established commercial cooperation based on the field of artificial intelligence and machine learning in the context of computational design of new precision immunotherapies. In accordance with IFRS 9 we elected to present gains and losses on this equity investment in OCI to avoid fluctuation to be disclosed in our consolidated financial statements of profit or loss. Since the acquisition date, no material gains and losses on this equity investment have occurred.

Financial Assets at Amortized Cost

Trade and other receivables significantly increased and remained outstanding as of December 31, 2021, mainly due to the contractual settlement of the gross profit share under our COVID-19 collaboration with Pfizer as described in Note 6.2. as well as from our direct product sales to customers in our territory.

Cash deposits with an original term of six months are presented as other financial assets. Within our interim condensed consolidated financial statements as of, and for the three and nine months ended, September 30, 2021, cash deposits in an amount of €367.0 million with a term of six months at inception had been classified as cash and cash equivalents. The presentation as other financial assets in our consolidated statements of financial position and cash flow used in investing activities in our consolidated statements of cash flows was corrected as of and for the year ended December 31, 2021. As of December 31, 2021, the remaining term until maturity for the investments made was on average less than one month and the cash deposits in the amount of €375.2 million, were returned to cash and cash equivalents during January and February 2022.

Financial Liabilities: Financial Liabilities at Amortized /Cost (including Loans and Borrowings and Other Financial Liabilities)

Set out below, is an overview of financial liabilities, other financial liabilities and trade payables held by the Group as of the dates indicated:

Loans and borrowings
(in millions)	Maturity	December 31, 2021	December 31, 2020
Lease liabilities		€181.6	€84.2
Convertible note – host contract	8/28/2024	99.7	87.5
3.5% €50,000,000 bank loan	(1)	—	47.2
2.2% €10,000,000 secured bank loan	12/30/2027(2)	7.7	9.0
2.1% €9,450,000 secured bank loan	9/30/2028(2)	7.8	8.7
1.9% €3,528,892 secured bank loan	6/30/2027	3.4	3.5
0.8% €1,305,167 loan	5/30/2039	1.3	—
Total		€301.5	€240.1
Total current		129.9	9.1
Total non-current		171.6	231.0

(1)
The loan was fully repaid during December 2021.
(2)
The loans were fully repaid in February 2022.

Other financial liabilities
(in millions)	December 31, 2021	December 31, 2020
Derivatives not designated as hedging instrument
Convertible note – embedded derivative	€308.7	€30.9
Foreign exchange forward contracts	63.0	—
Financial liabilities at fair value through profit or loss
Contingent consideration	6.1	0.6
Total financial liabilities at fair value	€377.8	€31.5

Trade payables and other financial liabilities at amortized cost, other than loans and borrowings
Trade payables	160.0	102.3

Other financial liabilities	818.7	74.1
Total trade payables and other financial liabilities at amortized cost, other than loans and borrowings	€978.7	€176.4

Total other financial liabilities	€1,356.5	€207.9
Total current	1,350.4	176.4
Total non-current	6.1	31.5

Total financial liabilities
(in millions)	December 31, 2021	December 31, 2020
Loans and borrowings	€301.5	€240.1
Other financial liabilities	1,356.5	207.9
Total	€1,658.0	€448.0
Total current	1,480.3	185.5
Total non-current	177.7	262.5

Loans and Borrowings

2.2% and 2.1% Secured Bank Loan

We maintain two secured loans with Deutsche Bank AG, or Deutsche Bank, a €9.5 million secured credit facility at a rate of 2.1% and maturing on September 30, 2028 to finance the buildouts of our JPT Peptide Technologies GmbH facility and a €10.0 million secured credit facility at a rate of 2.2% and maturing on December 30, 2027, of Innovative Manufacturing Services GmbH facility, respectively. As of December 31, 2021, the full amounts under these facilities were drawn down and were started to be repaid. Each of these facilities is secured by liens over our property. Subsequent to the end of the reporting period, we agreed to repay both Deutsche Bank loans as of February 25, 2022.

EIB Manufacturing Financing – 3.5% Secured Bank Loan

A financing arrangement which was entered with the European Investment Bank, or the EIB, in June 2020 to partially support the development of BNT162 and fund expansion of our manufacturing capacity to provide worldwide supply of BNT162 in response to the COVID-19 pandemic comprised a €100.0 million credit facility. Under this arrangement, €50.0 million (Credit A) at a cash interest fixed rate of 1.0% per annum payable quarterly in arrears, plus deferred interest at fixed rate of 2.5% per annum had been drawn down but was effectively repaid during the year ended December 31, 2021. The additional €50.0 million (Credit B) was cancelled effectively during the year ended December 31, 2021. The guarantee agreements securing the financing arrangement were effectively released by fulfilling all payment obligations derived from and fully repaying the amounts drawn under the arrangements.

June 2020 Private Placement – Convertible Note

A fund associated with Temasek Capital Management Pte. Ltd., or Temasek, and another accredited investor participated in a private investment which we refer to as the June 2020 Private Placement. The private placement includes an investment in a four years mandatory convertible note and an investment in ordinary shares and closed as of August 28, 2020, following the satisfaction of customary closing conditions. The private placement includes an investment in ordinary shares (see Note 16) and a €100.0 million investment in a four years mandatory convertible note with a coupon of 4.5% per annum and a conversion premium of 20% above its reference price. As of closing, the convertible note has been classified as a financial liability according to IAS 32 because the conversion features of the note lead to a conversion into a variable number of shares and is measured at amortized costs since the fair value option was not applied. On initial recognition, the financial liability was measured at the present value of the contractually determined future cash flows discounted at the effective interest rate of 9.0%. The financial liability is subsequently measured at amortized cost by using the effective interest rate method, reflecting actual and revised estimated contractual cash flows until extinguished upon conversion. In February 2022, we gave notice to Temasek that we will exercise our early redemption option and fully redeem the convertible note on March 1, 2022, the redemption date. The early redemption will be fulfilled by issuing the number of our ordinary shares calculated pursuant to the early redemption provisions of the convertible note, plus paying any fractional share and accrued but unpaid interest up to (but excluding) the redemption date. The early redemption was already expected and reflected in the presentation of the financial liability and our estimates for future cash flows and conversion effects under the convertible note as of December 31, 2021. The conversion features provided for in the contract were identified as a combined embedded derivative since they share the same risk exposure and are interdependent. The embedded derivative was bifurcated from the convertible note, as host contract, and is recognized as a separate financial instrument. Based on the classification as derivative, the instrument is measured at fair value through profit and loss until it is extinguished upon conversion. The fair value of the embedded derivative is determined by modeling the stock price movement using the Cox-Rubinstein binomial tree model to derive the value of the conversion right. The primary inputs used in the model include stock price volatility, credit spreads, risk-free interest rate and foreign exchange forward rates. Stock price volatility is based on our implied volatility, credit risk is model implied and adjusted for movement in credit spreads for B-rated corporates at each valuation date, the risk-free interest rate is based on currency specific time congruent IBOR and swap rates whereas the foreign exchange forward rates are based on observable market data.

Derivatives Not Designated as Hedging Instrument

Derivatives not designated as hedging instruments relate to foreign exchange forward contracts that were entered into during the year ended December 31, 2021, to manage some of our foreign currency exposures. The foreign exchange forward contracts are intended to reduce the exposure to foreign currency risk resulting from trade receivables denominated in U.S. dollar.

Other Financial Liabilities at Amortized Cost

Other financial liabilities at amortized cost mainly include obligations derived from license agreements which are being incurred with respect to our COVID-19 vaccine sales in our and the collaboration partners’ territories where we and our partners are using third party intellectual property. In addition, other financial liabilities at amortized cost comprise obligations from services received but not yet invoiced.

12.3 Fair Values

Fair values of cash and cash equivalents, trade receivables, trade payables and other current financial assets and liabilities approximate their carrying amounts as of December 31, 2021, largely due to the short-term maturities of these instruments.

After repaying the EIB loan, the financial liabilities measured at amortized cost include four fixed-interest rate loans as well as the convertible note. As of December 31, 2021, the carrying value approximates their fair values as there have been no significant changes in relevant interest rates since the inception of the respective loans and note.

The fair values of financial instruments measured at fair value are reassessed on a quarterly basis. The valuation technique used for measuring the fair value of the embedded derivative is based on significant observable inputs (Level 2). During the year ended December 31, 2021, the fair value adjustment derived from remeasuring the embedded derivative was recognized as finance expenses in our consolidated statements of profit or loss and amounted to €277.8 million. The foreign exchange forward contracts are valued using valuation techniques, which employ the use of foreign exchange spot and forward rates (Level 2). The fair value adjustment derived from remeasuring the foreign exchange forward contracts amounted to other operating expenses of €86.3 million and other operating income of €5.7 million in our consolidated statements of profit or loss. The initial fair value of the contingent consideration determined at acquisition was based on cash flow projections (unobservable Level 3 input factors) and remains valid since no changes of the underlying available information has occurred.

12.4 Financial Instruments Risk Management Objectives and Policies

Our financial liabilities comprise bank loans, lease liabilities, trade and other payables as well as the convertible note and hedging liabilities. The main purpose of these financial liabilities is to enable our operations. Our principal financial assets include mainly cash and trade receivables that derive directly from our operations.

We are exposed to market risk, credit risk and liquidity risk. Our Management Board oversees the management of these risks.

The controlling committee provides assurance to our Management Board that our financial risk activities are governed by appropriate policies and procedures and that financial risks are identified, measured and managed in accordance with our policies and risk objectives. The Management Board reviews and agrees policies for managing each of these risks, which are summarized below.

12.5 Market Risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate due to changes in market prices. Market risk comprises of three types of risk: interest risk, foreign currency risk and other price risk. Financial instruments affected by market risk include financial assets like trade and other receivables, cash and cash equivalents as well as financial liabilities like trade payables and other financial liabilities. Interest risk as well as other price risk are not considered as risks.

The sensitivity analysis in the following sections relate to the position as of December 31, 2021 and December 31, 2020.

There were no material changes in the our market risk exposures or changes in the way risk was managed and valued during the periods.

Foreign Currency Risk

Foreign currency risk is the risk that the fair value or future cash flows of an exposure will fluctuate because of changes in foreign exchange rates. We are subject to currency risk, as our income and expenditures are denominated in Euro and the U.S. dollar. As such, we are exposed to exchange rate fluctuations between these currencies. Cash inflows denominated in U.S. dollar mainly result from generating proceeds under our collaboration agreements which significantly increased in the past year. Our commercial revenues are primarily collaboration revenues from earnings based on our partners’ gross profit, which is shared under the respective collaboration agreements and represents payments we receive in U.S. dollar. Cash outflows dominated in U.S. dollar mainly result from amounts spent on research and development activities as well as expanding our global footprint further. Especially when funds are required in Euros, we are exposed to foreign currency exchange risks. With the aim of preserving capital, surplus liquidity is invested carefully for example into foreign currency investments. Exchange rate fluctuations can reduce the value of our financial positions. We limit the effects of the identified risks by means of a coordinated and consistently implemented risk strategy. Besides applying natural hedging relationships where possible, a matter of principle, foreign exchange forward contracts are concluded as instruments to mitigate foreign currency exchange risk associated with foreign currency-denominated payments. However, the foreign exchange forward contracts which we entered were not designated as hedging instrument under IFRS.

The carrying amount of the monetary assets and liabilities denominated in U.S. dollar at the dates indicated are as follows:

(in millions)	December 31, 2021	December 31, 2020
U.S. dollar Bank accounts	€436.2	€673.5
Other financial assets in U.S. dollar	11,895.5	85.6
Financial liabilities in U.S. dollar	656.7	72.8
Total	€11,675.0	€686.3

The following tables demonstrate the sensitivity to a reasonably possible change in U.S. dollar exchange rates or U.S. dollar forward rates, with all other variables held constant. The impact on our profit / (loss) before tax is due to changes in the fair value of monetary assets and liabilities. The exposure to foreign currency changes for all other currencies is not material.

	1 € =	Closing rate		Average rate
Currency	Country	2021	2020	2021	2020
U.S. dollar	United States	1.1326	1.2271	1.1827	1.1422

(in millions)	Change in U.S. dollar rate	Effect on profit / (loss) before tax	Effect on pre-tax equity
2021	+5%	€(329.5)	€(328.5)
	-5%	364.3	363.0
2020	+5%	(32.5)	(32.7)
	-5%	35.9	36.1

12.6 Credit Risk Management

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Group is exposed to credit risk from its operating activities, including deposits with banks and financial institutions, foreign exchange transactions and trade and other receivables.

Trade and Other Receivables

Our exposure to credit risk of trade receivables and contract assets is primarily on transactions with corporate customers in the biopharma / biotech industry that operate in the United States or Germany as well as governments which are customers established in connection with fulfilling our commercial obligations in our territories as defined under our current COVID-19 collaboration agreements. An analysis of the aging of receivables and the creditworthiness of customers is used to evaluate this risk at each reporting date. The Group follows risk control procedures to assess the credit quality of the customers taking into account their financial position, past experience and other factors. The compliance with credit limits by corporate customers is regularly monitored by us.

As of December 31, 2021, the outstanding trade receivables were mainly due from our collaboration partner Pfizer as well as the Turkish government. Please see Note 12.1 for information on trade receivables received or expected to be received subsequent to the end of the reporting period. Besides well-established pharmaceutical companies and governmental institutions, to a smaller extent, our other customers are medical universities, other public institutions and peers in the biopharma industry, which all have a very high credit rating. Due to this customer portfolio, the credit risk on trade receivables and contract assets is generally very low. We have not incurred bad debt expense and do not expect that this will change with respect to the trade receivables recognized as of December 31, 2021.

Generally, if overdue by more than 90 days and not subject to enforcement activity trade receivables are considered for write-offs. The maximum exposure to credit risk at the reporting date is the carrying value of each class of financial assets disclosed in Note 12.2. The expected credit risk on trade receivables and other financial assets derived from applying the simplified approach in calculating expected credit losses was estimated to be not material as of December 31, 2021, as well as December 31, 2020. The Group does not hold collateral as security.

Cash and Cash Equivalents as well as Cash Deposits with an Original Term of Six Months

Credit risk from balances with banks and financial institutions is managed by our Treasury department in accordance with our policy.

Credit risk stemming from cash and cash equivalents as well as cash deposits with an original term of six months is very low due to its demand feature and the high credit rating of the respective banks.

The maximum exposure to credit risk for the components of the consolidated statements of financial position as of December 31, 2021, and December 31, 2020, are the carrying amounts as illustrated in Note 12.1 and Note 12.2.

12.7 Liquidity Risk

Since December 2020, our COVID-19 vaccine has been fully approved, granted conditional marketing authorization, or approved or authorized for emergency or temporary use in over 100 countries and regions worldwide, resulting in commercial revenues respectively. We plan to invest heavily in R&D as we make a strong drive to build out our global development organization and diversify our therapeutic area footprint. Additionally, we plan to enhance capabilities through complementary acquisitions, technologies, infrastructure and manufacturing. Lack of external financial support could pose a risk of going concern. Our liquidity management ensures the availability of cash and cash equivalents, short term financial instruments for operational activities and further investments through appropriate budget planning. In addition, a sufficient level of cash and cash equivalents, which is managed centrally, is always maintained to finance the operational activities.

We monitor liquidity risks using a liquidity planning tool.

Ultimately, the responsibility for liquidity risk management lies with our Management Board, which has established an appropriate approach to managing short-, medium- and long-term financing and liquidity requirements. We manage liquidity risks by holding appropriate reserves, as well as by monitoring forecasted and actual cash flows and reconciling the maturity profiles of financial assets and liabilities.

Risk Concentration

Concentrations arise when the number of counterparties is small or larger number of counterparties are engaged in similar business activities, or activities in the same geographical region, or have economic features that would cause their ability to meet contractual obligations to be affected similarly by changes in economic, political or other conditions. Concentrations indicate the relative sensitivity of our performance to developments affecting a particular industry.

In order to reduce the concentrations of risk derived from having only few customers, including the significant relationship maintained with our collaboration partner Pfizer, our policies and procedures include specific guidelines to constantly monitor the customers’ credit risks.

The maturity profile of our financial liabilities based on contractual undiscounted payments is summarized as follows:

Year ended December 31, 2021
(in millions)	Less than 1 year	1 to 5 years	More than 5 years	Total
Loans and borrowings	€2.6	€11.5	€6.1	€20.2
Trade and other payables	160.0	—	—	160.0
Lease liabilities	31.3	89.1	88.9	209.3
Contingent consideration	—	—	6.1	6.1
Foreign exchange forward contracts	63.0	—	—	63.0
Other financial liabilities	818.7	—	—	818.7
Total	€1,075.6	€100.6	€101.1	€1,277.3

Year ended December 31, 2020
(in millions)	Less than 1 year	1 to 5 years	More than 5 years	Total
Loans and borrowings	€3.2	€12.6	€66.7	€82.5
Trade and other payables	102.3	—	—	102.3
Lease liabilities	8.5	27.3	71.8	107.6
Contingent consideration	—	—	0.6	0.6
Other financial liabilities	74.1	—	—	74.1
Total	€188.1	€39.9	€139.1	€367.1

The mandatory convertible note, which was issued during the year ended December 31, 2020, and which is expected to be settled in equity is excluded from the table above.

12.8 Changes in Liabilities Arising from Financing Activities

Year ended December 31, 2021
(in millions)	January 1, 2021	Cash flows	Acquisition of subsidiaries and businesses	Changes in fair value	New leases and disposals	Reclassification	Other	December 31, 2021
Current obligations under lease contracts	€6.1	€(14.1)	€—	€—	€22.1	€13.4	€0.4	€27.9
Non-current obligations under lease contracts	78.1	—	—	—	87.7	(13.4)	1.3	153.7
Loans and borrowings	155.9	(52.6)	1.3	—	—	—	15.3	119.9
Convertible note – embedded derivative	30.9	—	—	277.8	—	—	—	308.7
Total	€271.0	€(66.7)	€1.3	€277.8	€109.8	€—	€17.0	610.2

Year ended December 31, 2020
(in millions)	January 1, 2020	Cash flows	Acquisition of subsidiaries and businesses	Changes in fair value	New leases and disposals	Reclassification	Other	December 31, 2020
Current obligations under lease contracts	€3.5	€(12.7)	€2.7	€—	€8.6	€4.0	€—	€6.1
Non-current obligations under lease contracts	54.1	—	32.3	—	(4.3)	(4.0)	—	78.1
Loans and borrowings	16.6	140.8	—	—	—	—	(1.5)	155.9
Convertible note – embedded derivative	—	13.6	—	17.3	—	—	—	30.9
Total	€74.2	€141.7	€35.0	€17.3	€4.3	€—	€(1.5)	€271.0